UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018 (April 25, 2018)

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 W. Monroe St., 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 25, 2018, Ryerson Holding Corporation (“Ryerson” or the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) in Little Rock, Arkansas. At the Annual Meeting, Ryerson’s stockholders (i) elected each of the three persons indicated below to serve as a Class I director for a three-year term that will continue until the 2021 annual meeting of stockholders or until his or her successor has been duly elected and qualified, (ii) approved the appointment of Ernst & Young LLP to serve as Ryerson’s independent registered public accounting firm for 2018, (iii) adopted, on a non-binding, advisory basis, a resolution approving the compensation of Ryerson’s named executive officers described under the heading “Executive Compensation” in the Company’s proxy statement, and (iv) selected, on a non-binding, advisory basis, a frequency of once every three years for the stockholder vote on the compensation of Ryerson’s named executive officers.

Ryerson’s independent inspector of elections reported the final vote of the stockholders as follows:

PROPOSAL 1: Election of Class I Directors

Name	For	Withheld	Broker Non-Votes
Court D. Carruthers	33,196,739	853,104	2,474,022
Eva M. Kalawski	25,838,271	8,211,572	2,474,022
Mary Ann Sigler	25,839,289	8,210,554	2,474,022

The following directors continued in office after the Annual Meeting: Kirk K. Calhoun, Jacob Kotzubei, Stephen P. Larson and Philip E. Norment.

PROPOSAL 2: Ratification of the appointment of Ernst & Young LLP as Ryerson’s independent registered public accounting firm for 2018

For	Against	Abstain
36,072,308	390,385	61,172

PROPOSAL 3: The adoption, on a non-binding, advisory basis, of a resolution approving the compensation of Ryerson’s named executive officers described under the heading “Executive Compensation” in Ryerson’s proxy statement

For	Against	Abstain	Broker Non-Votes
33,710,928	332,389	6,526	2,474,022

PROPOSAL 4: The selection, on a non-binding, advisory basis, of the frequency of the stockholder vote on the compensation of Ryerson’s named executive officers

1 Year	2 Years	3 Years	Abstain
10,818,132	8,275	22,943,497	279,939

In accordance with the wishes of its stockholders, Ryerson will hold a vote on the compensation of named executive officers once every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2018

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name:	Erich S. Schnaufer
Title:	Chief Financial Officer